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                                                                    Exhibit 10.8












                          ACCESSORIES ASSOCIATES, INC.

                        1996 INCENTIVE STOCK OPTION PLAN



                             Effective May 31, 1996



















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                          ACCESSORIES ASSOCIATES, INC.
                        1996 INCENTIVE STOCK OPTION PLAN

1.       Purpose

                  Accessories Associates, Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance by employees and other persons who perform services for the Company in order to serve the best interests of the Company and stockholders. By affording eligible persons the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company's business, the Accessories Associates, Inc. 1996 Incentive Stock Option Plan (the "1996 Plan") is expected to contribute to the attainment of those objectives.

2.       Scope and Duration

                  Awards under the 1996 Plan may be granted in the form of incentive stock options ("incentive stock options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), in the form of non-qualified stock options ("non-qualified options") (unless otherwise indicated, references in the 1996 Plan to "options" include incentive stock options and non-qualified options), in the form of shares of the common stock, par value, of the Company (the "Common Stock") that are restricted as provided in paragraph 11 ("restricted shares"), in the form of units to acquire shares of Common Stock that are restricted as provided in paragraph 11 ("restricted units") or in the form of stock appreciation rights ("rights") or limited stock appreciation rights ("limited rights"). The maximum aggregate number of shares of Common Stock as to which awards may be granted from time to time under the 1996 Plan is 50,000 shares. The shares available may be in whole or in part, as the Board of Directors of the Company (the "Board of Directors") shall from time to time determine, authorized but unissued shares or issued shares reacquired by the Company. Unless otherwise provided by the Compensation Committee, shares covered by expired or terminated options and forfeited restricted shares or restricted units will be available for subsequent awards under the 1996 Plan, except to the extent prohibited by Rule 16b-3, as amended, or any successor provision thereto ("Rule 16b-3"), or other applicable rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any shares issued by the Company in respect of the assumption or substitution of outstanding awards from a corporation or other business entity by the Company shall not reduce the number of shares available for awards under the 1996 Plan. No incentive stock option shall be granted more than 10 years after May 31, 1996.

3.       Administration

                  The 1996 Plan shall be administered by the Compensation Committee of the Board of Directors, consisting of not less than two members who shall qualify to administer the 1996 Plan as contemplated by Rule 16b-3 (unless Rule 16b-3 shall permit fewer than two members to so qualify); PROVIDED, HOWEVER, that, with respect to individual participants who are not subject to
Section 16(b) of the Exchange Act, the Compensation Committee of the Board of Directors may delegate authority to administer the 1996 Plan to another committee of directors (the "Employee


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Committee") which committee may include directors who do not meet the standards set forth immediately above. Unless the context otherwise requires, the term "Committee" shall refer to both the Compensation Committee and the [Employee] Committee.

                  The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1996 Plan to grant options, to determine the purchase price of the shares of Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which options shall be granted, and the number of shares to be covered by each option; to designate options as incentive stock options or non-qualified options and to determine which options shall be accompanied by rights and limited rights; to grant rights and to determine the terms and conditions applicable to such rights; to grant restricted shares and restricted units and to determine the term of the restricted period and other conditions applicable to such shares or units, the persons to whom, and the time or times at which, restricted shares or restricted units shall be granted and the number of shares or units to be covered by each grant; to interpret the 1996 Plan; to prescribe, amend and rescind rules and regulations relating to the 1996 Plan; to determine the terms and provisions of the option and rights agreements (which need not be identical) and the restricted share and restricted units agreements (which need not be identical) entered into in connection with awards under the 1996 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1996 Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 1996 Plan.

                  The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received awards, the Company and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the 1996 Plan or awards made thereunder, and all members and agents of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

4.       Eligibility; Factors to be Considered in Granting Awards

                  Awards will be limited to officers and other key employees of the Company and its subsidiaries, and except in the case of incentive stock options, any other non-employees who may provide services to the Company or its subsidiaries (all such persons being hereinafter referred to as "employees"). In determining the employees to whom awards shall be granted and the number of shares or units to be covered by each award, the Committee shall take into account the nature of the employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1996 Plan.



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                  Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with, in replacement of, or as alternatives to, awards or grants under any other employee plan maintained by the Company, its present and future subsidiaries. An employee who has been granted an award or awards under the 1996 Plan may be granted an additional award or awards, subject to such limitations as may be imposed by the Code on the grant of incentive stock options. No award of incentive stock options shall result in the aggregate fair market value of Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (determined at the time the incentive stock option is granted) exceeding $100,000. The Committee, in its sole discretion, may grant to an employee who has been granted an award under the 1996 Plan or any other employee plan maintained by the Company or its subsidiaries, or any predecessors or successors thereto, in exchange for the surrender and cancellation of such award, a new award in the same or a different form and containing such terms, including without limitation a price which is different (either higher or lower) than any price provided in the award so surrendered and cancelled, as the Committee may deem appropriate.

5.       Option Price

                  The purchase price of the Common Stock covered by each option shall be determined by the Committee, but in the case of an incentive stock option shall not be less than 100% of the fair market value (110% in the case of a 10% shareholder of the Company) of the Common Stock on the date the option is granted, as determined in good faith by the Board or, should the Company complete an initial public offering of Common Stock, which shall be deemed to equal the closing price of the Common Stock as quoted by NASDAQ or any registered securities exchange on which the Common Stock is admitted for trading (the "Mean Value") for the date on which the option is granted, or if there are no sales on such date, on the next preceding day on which there were sales. The Committee shall determine the date on which an option is granted, PROVIDED that such date is consistent with the Code and any applicable rules or regulations thereunder. In the absence of such determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted, PROVIDED the employee to whom the option is granted is promptly notified of the grant and an option agreement is duly executed as of the date of the resolution. The purchase price of the Common Stock covered by each option shall also be applicable in connection with the exercise of any related right or limited right. The purchase price shall be subject to adjustment as provided in paragraph 14.

6.       Terms of Options

                  The term of each incentive stock option granted under the 1996 Plan shall not be more than 10 years (5 years in the case of a 10% shareholder of the Company) from the date of grant, as the Committee shall determine, subject to earlier termination as provided in paragraphs 12 and 13. The term of each non-qualified stock option granted under the 1996 Plan shall be such period of time as the Committee shall determine, subject to earlier termination as provided in paragraphs 12 and 13.





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7.       Exercise of Options; Loans

                  (a) Subject to the provisions of the 1996 Plan, an option granted under the 1996 Plan shall become vested as determined by the Committee. The Committee may, in its discretion, determine as a condition of any option, that all or a stated percentage of the options shall become exercisable, in installments or otherwise, only after completion of a specified service requirement. The Committee may also, in its discretion, accelerate the exercisability of any option at any time and provide, in any option agreement, that the option shall become immediately exercisable as to all shares of Common Stock remaining subject to the option on or following either (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company or any of its subsidiaries) for all, or any part of, the Common Stock ("Offer"), (ii) a change in control of the Company (as defined in this paragraph), (iii) approval by the Company's stockholders of a merger in which the Company does not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all the Company's assets (other than a merger of the Company for purposes of reincorporating under Delaware law), or (iv) a change in the composition of the Board of Directors (other than that resulting from a Remedy Event as that term is defined in the rights, preference and privileges of the Company's Series A Redeemable Convertible Preferred Stock) during any period of two consecutive years such that individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period (the date upon which an event described in clause (i), (ii), (iii) or (iv) of this paragraph 7(a) occurs shall be referred to herein as an "acceleration date"). A "change in control" is deemed to occur at the time of any acquisition of voting securities of the Company by any person or group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), but excluding (i) the Company or any of its subsidiaries, (ii) any person who was a stockholder, officer or director of the Company on May 31, 1996, or (iii) any savings, pension or other benefits plan for the benefit of employees of the Company or any of its subsidiaries, which theretofore did not beneficially own voting securities representing more than 30% of the voting power of all outstanding voting securities of the Company, if such acquisition results in such entity, person or group owning beneficially securities representing more than 30% of the voting power of all outstanding voting securities of the Company. As used herein, "voting power" means ordinary voting power for the election of directors of the Company.

                  (b) An option may be exercised at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable. Notwithstanding the foregoing provision, no option may be exercised without the prior consent of the Committee by an employee who is subject to Section 16(b) of the Exchange Act until the expiration of six months from the date of the grant of the option.

                  (c) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Committee, in shares of



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the Common Stock, valued at the Mean Value on the date of exercise, or if there were no sales on such date, on the next preceding day on which there were sales or (if permitted by the Committee and subject to such terms and conditions as it may determine) by surrender of outstanding awards under the 1996 Plan. In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid promptly upon notification of the amount due. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the employee, or a portion of the shares of Common Stock that otherwise would be distributed to such employee upon exercise of the option, or a combination of cash and shares of such Common Stock.

                  (d) Except as provided in paragraphs 12 and 13, no option may be exercised at any time unless the holder thereof is then an employee of or performing services for the Company or one of its subsidiaries. For this purpose, "subsidiary" shall include, as under Treasury Regulations Section 1.421-7(h)(3) and (4), Example (3), any corporation that is a subsidiary of the Company during the entire portion of the requisite period of employment during which it is the employer of the holder.

                  (e) The Committee, in its sole discretion, may elect, in lieu of delivering all or a portion of the shares of Common Stock as to which an option has been exercised, if the fair market value of the Common Stock exceeds the exercise price of the option (i) to pay the employee in cash or in shares of Common Stock, or a combination of cash and Common Stock, an amount equal to the excess of (A) the Mean Value on the exercise date of the shares of Common Stock as to which such option has been exercised, or if there were no sales on such date, on the next preceding day on which there were sales over (B) the option price, or (ii) in the case of an option which is a non-qualified option, to defer payment and to credit the amount of such excess on the Company's books for the account of the optionee and either (a) to treat the amount in such account as if it had been invested in the manner from time to time determined by the Committee, with dividends or other income therein being deemed to have been so reinvested or (b) for the Company's convenience, to contribute the amount credited to such account to a trust, which may be revocable by the Company, for investment in the manner from time to time determined by the Committee and set forth in the instrument creating such trust; PROVIDED, HOWEVER, that, to the extent required by Rule 16b-3 or other applicable rules under Section 16(b) of the Exchange Act, in order to perfect the exemption provided thereunder for cash settlements of stock appreciation rights, the Committee shall not exercise its discretion to grant cash to any employee who is subject to the provisions of
Section 16(b) of the Exchange Act unless the exercise occurs during any period commencing on the third business day following the date of release for publication of any annual or quarterly summary statements of the Company's sales and earnings and ending on the twelfth business day following such date (a "Window Period"). The Committee's election pursuant to this subparagraph shall be made by giving written notice of such election to the employee (or other person exercising the option). Shares of Common Stock paid pursuant to this subparagraph will be valued at the Mean Value on the exercise date, or if there were no sales on such date, on the next preceding day on which there were sales.

                  (f) Subject to any terms and conditions that the Committee may determine in respect of the exercise of options involving the surrender of outstanding awards, upon, but not




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until, the exercise of an option or portion thereof in accordance with the 1996
Plan, the option agreement and such rules and regulations as may be established by the Committee, the holder thereof shall have the rights of a stockholder with respect to the shares issued as a result of such exercise.

                  (g) The Company may make loans to such option holders as the Committee, in its discretion, may determine (including a holder who is a director or officer of the Company) in connection with the exercise of options granted under the 1996 Plan; PROVIDED, HOWEVER, that the Committee shall not authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424 of the Code) of any incentive stock option. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Committee shall determine not inconsistent with the 1996 Plan. Such loans shall bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates (except in the case of incentive stock options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the holder. No loan shall have an initial term exceeding five years, but any such loan may be renewable at the discretion of the Committee. When a loan shall have been made, shares of Common Stock having a fair market value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan. Every loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

8.       Award and Exercise of Rights

                  (a) A right may be awarded by the Committee in connection with any option granted under the 1996 Plan (a "tandem right"), either at the time the option is granted or thereafter at any time prior to the exercise, termination or expiration of the option. A right may also be awarded separately (a "free- standing right"). Each tandem right shall be subject to the same terms and conditions as the related option and shall be exercisable only to the extent the option is exercisable.

                  The term of each freestanding right granted under the 1996 Plan shall be such period of time as the Committee shall determine. Subject to the provisions of the 1996 Plan, such right shall become vested as determined by the Committee. Prior to becoming 100% vested, each freestanding right shall become exercisable, in installments or otherwise, as the Committee shall determine. The Committee may also, in its discretion, accelerate the exercisability of any freestanding right at any time and provide, in the agreement covering a freestanding right, that the right shall become immediately exercisable on or following an acceleration date (as defined in paragraph 7(a)).

                  No right shall be exercisable by an employee who is subject to the provisions of Section 16(b) of the Exchange Act without the prior consent of the Committee prior to the expiration of six months from the date the right is awarded (and then, as to a tandem right, only to the extent the related option is exercisable). Notwithstanding the foregoing, no right shall be




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exercisable by an employee who is subject to the provisions of Section 16(b) of the Exchange Act without the prior consent of the Committee prior to the expiration of one year from the date of the initial sale of shares of Common Stock of the Company to the public.

                  (b) A right shall entitle the employee upon exercise in accordance with its terms (subject, in the case of a tandem right, to the surrender unexercised of the related option or any portion or portions thereof which the employee from time to time determines to surrender for this purpose) to receive, subject to the provisions of the 1996 Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (A) the excess of (I) the fair market value on the exercise date of one share over (II) the option price per share, in the case of a tandem right, or the price per share specified in the terms of the right, in the case of a freestanding right, times (B) the number of shares with respect to which the right shall have been exercised. The payment shall be made in the form of all cash, all shares of Common Stock, or a combination thereof, as elected by the employee, PROVIDED that, unless otherwise approved by the Committee, the election by an employee who is subject to the provisions of
Section 16(b) of the Exchange Act to receive all or a part of a payment in cash, as well as the exercise by the employee of the right for cash, shall be made only during a Window Period (as defined in paragraph 7(e) hereof); and PROVIDED FURTHER, that the Committee shall have sole discretion to consent to or disapprove the election of an officer or director to receive all or part of a payment in cash (which consent or disapproval may be given at any time after the election to which it relates). The price per share specified in a freestanding right shall be determined by the Committee but in no event shall be less than an amount determined in good faith by the Board of Directors, or if the Company completes a public offering of its Common Stock the average of the daily closing prices for the Common Stock as reported by NASDAQ or such other registered securities exchange to which the Common Stock is admitted for trading during a period determined by the Committee in its sole discretion that shall consist of any Trading Day or any number of consecutive Trading Days, not exceeding 30, during the period of 30 Trading Days ending on the Trading Day immediately preceding the date the right is granted, PROVIDED that, in the absence of a different determination by the Committee, the price per share shall be determined on the basis of a period consisting of 30 Trading Days. Such price shall be subject to adjustment as provided in paragraph 14. The Committee shall determine the date on which a freestanding right is granted. In the absence of such determination, the date on which the Committee adopts a resolution granting such right shall be considered the date of grant, provided the employee is promptly notified of the grant and an agreement is duly executed as of the date of the resolution.

                  If upon exercise of a right the employee is to receive a portion of the payment in shares of Common Stock, the number of shares received shall be determined by dividing such portion by the fair market value of a share on the exercise date. The number of shares received may not exceed the number of shares covered by any option or portion thereof surrendered. Cash will be paid in lieu of any fractional share.

                  No payment will be required from the employee upon exercise of a right, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with




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delivery of cash or a certificate representing shares. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the employee, or a portion of the shares of Common Stock that otherwise would be distributed to such employee upon exercise of the right, or a combination of cash and shares of such Common Stock.

                  (c) For purposes of this paragraph 8, the fair market value of a share on any particular date shall mean the Mean Value of such share on such date, or if there are no sales on such date, on the next preceding day on which there were sales; PROVIDED, HOWEVER, that with respect to exercises of rights by an employee who is subject to the provisions of Section 16(b) of the Exchange Act during any Window Period, the Committee may prescribe, by rule of general application, such other measure of fair market value per share as the Committee may, in its discretion, determine but not in excess of the highest sale price of the Common Stock during such Window Period and, in the case of rights that relate to an incentive stock option, not in excess of the maximum amount that would be permissible under Section 422 of the Code and the Treasury Regulations thereunder without disqualifying such option as an incentive stock option under
Section 422.

                  (d) Upon exercise of a tandem right, the number of shares subject to exercise under the related option shall automatically be reduced by the number of shares represented by the option or portion thereof surrendered.

                  (e) A right related to an incentive stock option may only be exercised if the fair market value of a share of Common Stock on the exercise date exceeds the option price.

                  (f) Whether payments to employees upon exercise of tandem rights related to non-qualified options or of freestanding rights are made in cash, shares of Common Stock or a combination thereof, the Committee shall have sole discretion as to timing of the payments, whether in one lump sum or in annual installments or otherwise deferred, which deferred payments may in the Committee's sole discretion (i) bear amounts equivalent to interest or cash dividends, (ii) be treated as invested in the manner from time to time determined by the Committee, with dividends or other income thereon being deemed to have been so reinvested, or (iii) for the convenience of the Company, contributed to a trust, which may be revocable by the Company or subject to the claims of its creditors, for investment in the manner from time to time determined by the Committee and set forth in the instrument creating such trust, all as the Committee shall determine.

                  (g) If a freestanding right is not exercised, or neither a tandem right nor the related option is exercised, before the end of the day on which the right ceases to be exercisable and the fair market value of a share on such date exceeds (i) the option price per share in the case of a tandem right or (ii) the price per share specified in the terms of the right in the case of a freestanding right, such right shall be deemed exercised and a payment in the amount prescribed by subparagraph 8(b), less any applicable taxes, shall be paid to the employee in cash.



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

9.       Award and Exercise of Limited Rights

                  (a) A limited right may be awarded by the Committee in connection with any option granted under the 1996 Plan with respect to all or some of the shares of Common Stock covered by such related option. A limited right may be granted either at the time the option is granted or thereafter at any time prior to the exercise, termination or expiration of the option. A limited right may be granted to an employee irrespective of whether such employee is being granted or has been granted a right under paragraph 8 hereof. A limited right may be exercised only during the ninety-day period beginning on an acceleration date (as defined in paragraph 7(a)). In addition, each limited right shall be exercisable only if, and to the extent that, the related option is exercisable and, in the case of a limited right granted in respect of an incentive stock option, only when the fair market value per share of the Common Stock exceeds the option price per share. Upon exercise of a limited right, such related option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such limited right is exercised. Upon the exercise or termination of a related option, the limited right with respect to such related option shall terminate to the extent of the shares of Common Stock with respect to which the related option was exercised or terminated.

                  (b) Upon the exercise of limited rights, the holder thereof shall receive in cash whichever of the following amounts is applicable:

                  (i) in the case of an exercise of limited rights by reason of the occurrence of an Offer (as defined in paragraph 7(a)(i)), an amount equal to the Offer Spread (as defined in paragraph 9(d));

                  (ii) in the case of an exercise of limited rights by reason of an acquisition of Common Stock described in paragraph 7(a)(ii), an amount equal to the Acquisition Spread (as defined in paragraph 9(h) hereof);

                  (iii) in the case of an exercise of limited rights by reason of an event described in paragraph 7(a)(iii), an amount equal to the Merger Spread (as defined in paragraph 9(f) hereof); or

                  (iv) in the case of an exercise of limited rights by reason of a change in the composition of the Board of Directors as described in paragraph 7(a)(iv), an amount equal to the Spread (as defined in paragraph 9(i) hereof).

                  Notwithstanding the foregoing, in the case of a limited right granted in respect of an incentive stock option, the holder may not receive an amount in excess of such amount as will enable such option to qualify as an incentive stock option.

                  (c) The term "Offer Price per Share" as used in this paragraph 9 shall mean, with respect to the exercise of any limited right by reason of the occurrence of an Offer, the greater of (i) the highest price per share of Common Stock paid in any Offer, which Offer is in effect at any time during the ninety-day period ending on the date on which such limited right is exercised, or



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(ii) the highest fair market value per share of Common Stock during such ninety-day period. Any securities or property which are part or all of the consideration paid for shares of Common Stock in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

                  (d) The term "Offer Spread" as used in this paragraph 9 shall mean an amount equal to the product computed by multiplying (i) the excess of
(A) the Offer Price per Share over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which such limited right is being exercised.

                  (e) The term "Merger Price per Share" as used in this paragraph 9 shall mean, with respect to the exercise of any limited right by reason of an event described in paragraph 7(a) (iii), the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock occurring pursuant to such event if such fixed or formula price is determinable on the date on which such limited right is exercised, and (ii) the highest fair market value per share of Common Stock during the ninety-day period ending on the date on which such limited right is exercised. Any securities or property which are part or all of the consideration paid for shares of Common Stock pursuant to such event shall be valued in determining the Merger Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity which is a party with the Company to such event or (B) the valuation placed on such securities or property by the Committee.

                  (f) The term "Merger Spread" as used in this paragraph 9 shall mean an amount equal to the product computed by multiplying (i) the excess of
(A) the Merger Price per Share over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which such limited right is being exercised.

                  (g) The term "Acquisition Price per Share" as used in this paragraph 9 shall mean, with respect to the exercise of any limited right by reason of an acquisition of Common Stock described in paragraph 7(a)(ii), the greater of (i) the highest price per share stated on the Schedule 13D or any amendment thereto filed by the holder of 30% or more of the Company's voting power which gives rise to the exercise of such limited right, and (ii) the highest fair market value per share of Common Stock during the ninety-day period ending on the date the limited right is exercised.

                  (h) The term "Acquisition Spread" as used in this paragraph 9 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Acquisition Price per Share over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which such limited right is being exercised.

                  (i) The term "Spread" as used in this paragraph 9 shall mean, with respect to the exercise of any limited right by reason of a change in the composition of the Board described in paragraph 7(a) (iv), an amount equal to the product computed by multiplying (i) the excess of (A) the highest fair market value per share of Common Stock during the ninety-day period ending on the date the limited right is exercised over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which the limited right is being exercised.

                  (j) Notwithstanding any other provision of the 1996 Plan, rights granted pursuant to paragraph 8 may not be exercised to the extent that any limited rights granted with respect to the same option are then exercisable.

                  (k) For purposes of this paragraph 9, "fair market value per share of Common Stock" for any day shall mean the Mean Value for such day (or if there were no sales on such day, on the next preceding day on which there were sales).

10.      Non-Transferability of Options and Rights

                  Options, rights and limited rights granted under the 1996 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by
Section 414(p) of the Code. Options, rights and limited rights may be exercised during the lifetime of the employee only by the employee or by the employee's guardian or legal representative (unless such exercise would disqualify an option as an incentive stock option).

11.      Award and Delivery of Restricted Shares or Restricted Units

                  (a) At the time an award of restricted shares or restricted units is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such award. Each award of restricted shares or restricted units may have a different Restricted Period. The Committee may, in its sole discretion, at the time an award is made, prescribe conditions for the incremental lapse of restrictions during the Restricted Period, for the lapse or termination of restrictions upon the satisfaction of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the restricted shares or restricted units and provide for the lapse of all restrictions with respect to all restricted shares or restricted units covered by the award upon the occurrence of an acceleration date as defined in paragraph 7(a). The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares or restricted units. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to all restricted shares or restricted units upon death or total disability (as defined in paragraph 13).

                  (b) Upon the grant of an award of restricted shares, a stock certificate representing a number of shares of Common Stock equal to the number of restricted shares granted to an employee shall be registered in the employee's name but shall be held in custody by the Company for the employee's account. The employee shall generally have the rights and privileges of a stockholder as to such restricted shares, including the right to vote such restricted shares, except that, subject to the provisions of paragraph 12, the following restrictions shall apply: (i) the employee shall not be entitled to delivery of the certificate until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the restricted shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other conditions prescribed by the Committee; and (iii) all of the restricted shares shall be forfeited and all rights of the employee to such restricted shares shall terminate without further obligation on the part of the Company unless the employee has remained an employee of the Company or any of its subsidiaries or any combination thereof until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares. At the discretion of the Committee, cash and stock dividends with respect to the restricted shares may be either currently paid or withheld by the Company for the employee's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Upon the forfeiture of any restricted shares, such forfeited restricted shares shall be transferred to the Company without further action by the employee. The employee shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to paragraph 14.

                  (c) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in paragraph 12, the restrictions applicable to the restricted shares shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the employee or the employee's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the employee or the employee's beneficiary or estate, as the case may be. No payment will be required from the employee upon the issuance or delivery of any restricted shares, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such shares. The Committee may permit such amount to be paid in (i) shares of Common Stock previously owned by the employee, (ii) a portion of the shares of Common Stock that otherwise would be distributed to such employee upon the lapse of the restrictions applicable to the restricted shares, or (iii) a combination of cash and shares of such Common Stock; PROVIDED, HOWEVER, unless otherwise approved by the Committee, that an election by an employee subject to Section 16(b) of the Exchange Act to use shares of Common Stock described in clause (ii) above to satisfy any federal, state or local tax requirement shall be made only during a Window Period (as defined in paragraph 7(e) hereof), and PROVIDED FURTHER that the Committee shall have sole discretion to consent to or disapprove of any such election (which consent or disapproval may be given at any time after the election to which it relates).

                  (d) In the case of an award of restricted units, no shares of Common Stock shall be issued at the time the award is made, and the Company shall not be required to set aside a fund for the payment of any such award. At the discretion of the Committee, cash and stock dividends with respect to the Common Stock ("Dividend Equivalents") may be currently paid or withheld by the Company for the employee's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

                  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in paragraph 12, the Company shall deliver to the employee or the employee's beneficiary or estate, as the case may be, one share of Common Stock for each restricted unit with respect to which the restrictions have lapsed ("vested unit"), and cash equal to any Dividend Equivalents credited with respect to each such vested unit and any interest thereon; PROVIDED, HOWEVER, that the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for vested units. If a cash payment is made in lieu of delivering Common Stock, the amount of such cash payment shall be equal to the Mean Value for the date on which the Restricted Period lapsed with respect to such vested unit, or if there are no sales on such date, on the next preceding day on which there were sales. No payment will be required from the employee upon the award of any restricted units, the crediting or payment of any Dividend Equivalents, or the delivery of Common Stock or the payment of cash in respect of vested units, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due. The Committee may permit such amount to be paid in (i) shares of Common Stock previously owned by the employee, (ii) a portion of the shares of Common Stock that otherwise would be distributed to such employee in respect of vested units, or (iii) a combination of cash and shares of such Common Stock; PROVIDED, HOWEVER, unless otherwise approved by the Committee, that an election by an employee subject to Section 16(b) of the Exchange Act to use the shares of Common Stock described in clause (ii) above to satisfy any federal, state or local tax requirement shall be made only during a Window Period (as defined in paragraph 7(e) hereof); and PROVIDED FURTHER that the Committee shall have sole discretion to consent to or disapprove of any such election (which consent or disapproval may be given at any time after the election to which it relates).

                  Upon the occurrence of an acceleration date (as defined in paragraph 7(a)), all outstanding vested units (including any restricted units whose restrictions have lapsed as a result of the occurrence of such acceleration date) and credited Dividend Equivalents shall be payable as soon as practicable but in no event later than 90 days after such acceleration date in cash, in shares of Common Stock, or part in cash and part in Common Stock, as the Committee, in its sole discretion, shall determine. To the extent that an employee receives cash in payment for his vested units, such employee shall receive an amount equal to the product of (i) the number of vested units credited to such employee's account for which such employee is receiving payment in cash times (ii) the Multiplication Factor (as defined below). To the extent that an employee receives Common Stock in payment for his vested units, such employee shall receive the number of shares of Common Stock determined by dividing (i) the product of (x) the number of vested units credited to such employee's account for which such employee is receiving payment in Common Stock times (z) the Multiplication Factor, by (ii) the fair market value per share of the Common Stock as of the day preceding the payment date. "Multiplication Factor" shall mean (i) in the event of the occurrence of an Offer as defined in paragraph 7(a)(i), the Offer Price per Share as modified below, (ii) in the case of an acquisition of Common Stock described in paragraph 7(a) (ii), the Acquisition Price per Share as modified below, (iii) in the case of an event described in paragraph 7(a)(iii), the Merger Price per Share as modified below, or (iv) in the case of a change in the composition of the Board of Directors as described in paragraph 7(a)(iv), the highest fair market value per share of the Common Stock for any day during the applicable ninety-day period described below. For purposes of the preceding sentence, (i) the applicable ninety-day period described in paragraphs 9(c), (e) and (g) and in clause (iv) above shall mean the ninety-day period ending on or within 89 days following an acceleration date which the Committee, in its sole discretion, shall select and (ii) fair market value per share of the Common Stock shall mean the Mean Value.

                  (e) The restricted unit award agreement may permit an employee to request that the payment of vested units (and Dividend Equivalents and the interest thereon with respect to such vested units) be deferred beyond the payment date specified in the agreement. The Committee shall, in its sole discretion, determine whether to permit such deferment and to specify the terms and conditions, which are not inconsistent with the 1996 Plan, to be contained in the agreement. In the event of such deferment, the Committee may determine that interest shall be credited annually on the Dividend Equivalents, at a rate to be determined by the Committee. The Committee may also determine to compound such interest.

12.      Termination of Employment

                  Unless otherwise determined by the Committee, and subject to such restrictions as may be imposed by the Code in the case of any incentive stock options, in the event that the employment of an employee to whom an option, right or limited right has been granted under the 1996 Plan shall be terminated (except as set forth in paragraph 13), such option, right or limited right may, subject to the provisions of the 1996 Plan, be exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three months after such termination, or, in the case of an employee whose termination results from retirement from active employment at or after the earliest permissible retirement date specified in the qualified retirement plan of the Company or one of its subsidiaries covering such employee, within one year after such termination, but in no case later than the date on which the option, right or limited right terminates; PROVIDED, HOWEVER, that any option, right or limited right held by an employee whose employment is terminated for cause shall forthwith terminate, to the extent not theretofore exercised.

                  Unless otherwise determined by the Committee, if an employee to whom restricted shares or restricted units have been granted ceases to be an employee of the Company or of a subsidiary prior to the end of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee for any reason other than death or total disability (as defined in paragraph
13), the employee shall immediately forfeit all restricted shares and restricted units. Awards granted under the 1996 Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Company or any of its subsidiaries. Any option, right, limited right, restricted share or restricted unit agreement, or any rules and regulations relating to the 1996 Plan, may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any option agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the 1996 Plan or in any award granted pursuant to the 1996 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate such employment at any time.

                  Notwithstanding anything else in the 1996 Plan to the contrary, if the corporation employing an individual to whom an option, right, limited right, restricted unit or restricted share has been granted under the 1996 Plan ceases to be a subsidiary of the Company, then the Committee may provide that service with such employer or its direct or indirect or subsidiaries in any capacity shall be considered employment with the Company for purposes of the 1996 Plan.

13.      Death or Total Disability of Employee

                  If an employee to whom an option, right or limited right has been granted under the 1996 Plan shall die or suffer a "total disability" while employed by the Company or its subsidiaries or within three months (or, in the case of an employee whose termination results from retirement from active employment at or after the earliest permissible retirement date specified in the qualified retirement plan of the Company or its subsidiaries covering such employee, or age 55 for non-employees of the Company, within one year) after the termination of such employment (other than termination for cause), such option, right or limited right may be exercised, to the extent that the employee was entitled to do so at the termination of employment (including by reason of death or total disability), as set forth herein (subject to the restrictions set forth in paragraphs 8 and 9 with respect to persons subject to Section 16(b) of the Exchange Act) by the employee, the legal guardian of the employee (unless such exercise would disqualify an option as an incentive stock option), a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributees, whichever is applicable, at any time within one year after the date of the employee's death or total disability, but in no case later than the date on which the option, right or limited right terminates. For purposes hereof, "total disability" is defined as the permanent inability of an employee, as a result of accident or sickness, to perform any and every duty pertaining to such employee's occupation or employment for which the employee is suited by reason of the employee's previous training, education and experience.

14. Adjustment upon Changes in Capitalization, etc.

                  Notwithstanding any other provision of the 1996 Plan, the Committee may at any time make or provide for such adjustments to the 1996 Plan, to the number and class of shares available thereunder or to any outstanding options, rights, restricted shares or restricted units as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock other than a normal cash dividend, changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding options, rights, limited rights and restricted units, including in the Committee's discretion revision of outstanding options, rights, limited rights and restricted units so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. No adjustment shall be made in respect of an incentive stock option if such adjustment would disqualify such option as an incentive stock option under Section 422 of the Code and the Treasury Regulations thereunder. No adjustment shall be made in the minimum number of shares with respect to which an option may be exercised at any time. Any fractional shares resulting from such adjustments to options, rights, limited rights or restricted units shall be eliminated.

15.      Effective Date

                  The 1996 Plan shall be effective as of May 28, 1996, provided that the adoption of the 1996 Plan shall have been approved by the stockholders of the Company. The Committee thereafter may, in its discretion, grant awards under the 1996 Plan, the grant, exercise or payment of which shall be expressly subject to the conditions that, to the extent required at the time of grant, exercise or payment, (i) if the Company deems it necessary or desirable, a Registration Statement under the Securities Act of 1933 with respect to such shares shall be effective, and (ii) any requisite approval or consent of any governmental authority of any kind having jurisdiction over awards granted under the 1996 Plan shall be obtained.

16.      Termination and Amendment

                  The Board of Directors of the Company may suspend, terminate, modify or amend the 1996 Plan, provided that any amendment that would increase the aggregate number of shares that may be issued under the 1996 Plan, materially increase the benefits accruing to participants under the 1996 Plan, or materially modify the requirements as to eligibility for participation in the 1996 Plan shall be subject to the approval of the Company's stockholders to the extent required by Rule 16b-3, applicable law or any other governing rules or regulations, except that any such increase or modification that may result from adjustments authorized by paragraph 14 does not require such approval. If the 1996 Plan is terminated, the terms of the 1996 Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, no suspension, termination, modification or amendment of the 1996 Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

17.      Written Agreements

                  Each award of options, rights, limited rights, restricted shares or restricted units shall be evidenced by a written agreement, executed by the employee and the Company, which shall contain such restrictions, terms and conditions as the Committee may require.

18.      Effect on Other Stock Plans

                  The adoption of the 1996 Plan shall have no effect on awards made or to be made pursuant to other stock plans covering employees of the Company or its subsidiaries, or any predecessors or successors thereto.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan as of the 28th day of May, 1996.



                                             ACCESSORIES ASSOCIATES, INC.


                                             By: /s/ Gerald F. Cerce
                                                 ------------------------------
                                                 Title: Chairman